                                                                   EXHIBIT 10.03

                    [LOGO] THE CHAIN LINK TECHNOLOGIES LTD.


                      THE CHAIN LINK TECHNOLOGIES LIMITED

                          COMPANY SHARE OPTION SCHEME




               Chain Link Technologies Ltd. Share Option Scheme

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                 RULES OF THE CHAIN LINK TECHNOLOGIES LIMITED
                          COMPANY SHARE OPTION SCHEME

0. PURPOSE. The purpose of this Scheme is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Share Options

1. DEFINITIONS

1.1 In these Rules the following words and expressions shall have the following meanings

"Appropriate Period"     has the same meaning as in Paragraph 15(2) of Schedule
                         9 of ICTA 1988

"Approval Date"          the date on which the Scheme is approved by the Board
                         of Inland Revenue under Schedule 9.

"Associated Company"     has the same meaning as in Section 416 of ICTA 1988.

"Auditors"               the auditors for the time being of the Company (acting
                         as experts and not as arbitrators).

"Board" the Board of Directors of the Company or, except in Rule 10.4, a duly constituted committee thereof.

"Cause" Termination because of (i) any wilful material violation by the Eligible Employee of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Eligible Employee's conviction for, or guilty plea to, a felony or a crime involving moral turpitude, any wilful perpetration by the Eligible Employee of a common law fraud or any unlawful use by the Eligible Employee of drugs or other controlled substances, (ii) the Eligible Employee's commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Eligible Employee of any provision of any agreement or understanding between the Company and the Eligible Employee regarding the terms of the Eligible Employee's service as an employee, director, consultant, independent contractor or adviser to the Company or a Parent or Subsidiary of the Company, including without limitation, the wilful and continued failure or refusal of the Eligible Employee to perform the material duties required of such Eligible Employee as an employee, director, consultant, independent contractor or adviser of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company and the Eligible Employee, (iv) Eligible Employee's disregard of the policies of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or
                         (v) any other misconduct by the Eligible Employee which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

"Company"                CHAIN LINK TECHNOLOGIES LIMITED registered in England
                         No. 3810163 by whatever name known from time to time

"Control"                has the same meaning as in Section 840 of ICTA1988.

"Date of Grant"          the date on which an Option is, was, or is to be
                         granted under the Scheme.


               Chain Link Technologies Ltd. Share Option Scheme

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"Disability"             a disability, whether temporary or permanent, partial
                         or total, as determined by the Board.

"Eligible Employee"      any director of any Participating Company who is
                         required to devote to his duties not less than 25 hours per week (excluding meal breaks) or any employee (other than one who is a director) of any Participating
                         Company, provided that the director or employee is not precluded by paragraph 8 of Schedule 9 from participating in the Scheme.

"Expiration Date"        the date specified as such in the applicable Option
                         Certificate and on which date the Option shall expire.

"First Vesting Date"     the date specified as such in the applicable Option
                         Certificate and before which date the Option shall not vest nor be exercisable.

"ICTA 1988"              The Income and Corporation Taxes Act 1988.

"Market Value"           On any day the market value of a Share determined in
                         accordance with the provisions of Part Vlll of the Taxation of Chargeable Gains Act 1992 and agreed for the purposes of the Scheme with the Inland Revenue
                         Shares Valuation Division on or before that day.

"Option" a right to subscribe for Shares granted (or to be granted) in accordance with the Rules of this Scheme

"Option Holder"          an individual to whom an Option has been granted or his
                         personal representatives.

"Participating Company"  the Company and any other company of which the Company has Control and which is for the time being nominated by the Board to be a Participating Company .

"Schedule 9"             Schedule 9 ICTA 1988.

"Scheme" the employee share option scheme constituted and governed by these rules as from time to time amended.

"Share" a $0.001 Common Stock share in the capital of CHAIN LINK TECHNOLOGIES INC, (incorporated in Delaware, U.S.A.), which satisfies the conditions specified in paragraphs 10-14 inclusive of Schedule 9.

"Subscription Price"     the price at which each Share subject to an Option may
                         be acquired on the exercise of that Option determined in accordance with Rule 2.

"Subsisting Option"      an option which has neither lapsed nor been exercised.

"Termination" or         means with respect to an Eligible Employee, that the
"Terminated"             Eligible Employee has for any reason ceased to provide
"Termination Date"       services as an employee, officer, director or
                         consultant to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) statutory leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after


               Chain Link Technologies Ltd. Share Option Scheme

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                         the expiration of the term set forth in the Option
                         Certificate. The Committee will have sole discretion to determine whether an Eligible Employee has ceased to provide services and the effective date on which the Eligible Employee ceased to provide services (the "Termination Date").

1.2 Where the context so admits the singular shall include the plural and vice versa and the masculine shall include the feminine.
1.3 Any reference in the Scheme to any enactment includes a reference to that enactment as from time to time modified, extended or re-enacted.
1.4 These rules are governed by and shall be construed in accordance with the law of England and references herein to any statutes or statutory instruments or any part or parts thereof are references to statutes or statutory instruments of the United Kingdom unless otherwise specified.
1.5 These rules, together with all the model documents attached hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of the CHAIN LINK TECHNOLOGIES LIMITED COMPANY SHARE OPTION SCHEME, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

2. INVITATION TO APPLY FOR OPTIONS

2.1 At any time or times not earlier than the Approval Date the Board may in its absolute discretion select any number of individuals who may at the intended Date of Grant be Eligible Employees and invite them to apply for the grant of Options to acquire Shares in CHAIN LINK TECHNOLOGIES INC.
2.2  Each invitation shall specify
i. the date (being neither earlier than 7 nor later than 14 days after the issue of the invitation) by which an application must be made,
ii. the maximum number of Shares over which that individual may on that occasion apply for an Option, being determined at the absolute discretion of the Board save that it shall not be so large that the grant of the Option over that number of Shares would cause the limit specified in Rule 5.1 to be exceeded,
iii. the Subscription Price at which Shares may be acquired on the exercise of any Option granted in response to the application,
iv.  the First Vesting Date, and
v.   the Expiration Date
2.3 Each invitation shall be accompanied by an application in such form, not inconsistent with these Rules, as the Board may determine.
2.4
i.   The Subscription Price shall not be less than the nominal value of a Share.
ii. Subject to Rule 8, the Subscription Price shall not be less than the Market Value of a Share on the day the invitation to apply for an Option was issued pursuant to Rule 2.1.


3. APPLICATIONS FOR OPTIONS

3.1 Not later than the date specified in the invitation each Eligible Employee to whom an invitation has been issued in accordance with Rule 2 above may apply to the Board, using the application form supplied, for an Option over a number of Shares not exceeding the number specified in the invitation .


4. GRANT OF OPTIONS

4.1 Not later than the twenty-first day following the issue of invitations the Board may grant to each applicant who is still an Eligible Employee an Option over the number of Shares specified in his application.
4.2 As soon as possible after Options have been granted the Board shall issue an option certificate in respect of each Option in such form, not inconsistent with these Rules, as the Board may determine.
4.3 No Option may be transferred, assigned or charged and any purported transfer, assignment or charge shall cause the Option to lapse forthwith. Each option certificate shall carry a statement to this effect.
4.4 Subject to Rules 8 and 15, the total number of Shares reserved and available for grant and issuance pursuant to this Sceme will be 750,000 ( seven hundred and fifty thousand) Shares or such lesser number of Shares as permitted under Section 260.140.45 of Title 10 of the California Code of Regulations. Subject Rules 8 and 15, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option or (b) are subject to an Option that otherwise terminates without Shares being issued will again be available for grant and issuance in connection with future Options under this Plan. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Options granted under this Plan.

               Chain Link Technologies Ltd. Share Option Scheme

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5. LIMITATIONS ON GRANTS

5.1 Any option granted to an Eligible Employee shall be limited and take effect so that the aggregate Market Value of Shares subject to that Option, when aggregated with the Market Value of shares subject to Subsisting Options, shall not exceed (Pounds)30,000.
5.2  For the purposes of Rule 5.1
i. Options shall include all Options granted under this Scheme and all options granted under any other scheme, not being a savings-related share option scheme, approved under Schedule 9 and established by the Company or any Associated Company thereof.
ii. The Market Value of shares shall be calculated as at the time the options in relation to those shares were granted or such earlier time as may have been agreed in writing with the Board of Inland Revenue.


6. EXERCISE OF OPTIONS

6.1 Subject to Rule 9 below, and provided the Eligible Employee continues to provide services to the Company or any Subsidiary or Parent of the Company, any Option which has not lapsed will become vested and exercisable as to portions of the Shares as follows:
(i) the Option shall not vest nor be exercisable with respect to any of the Shares until the First Vesting Date; (ii) on the First Vesting Date the Option will become vested and exercisable as to twenty-five percent (25%) of the Shares; (iii) thereafter at the end of each full succeeding month the Option will become vested and exercisable as to 2.08% of the Shares until the Shares are vested with respect to one hundred percent (100%) of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become exercisable for the full remainder of the Shares.

6.2 An Option shall lapse on the earliest of the following dates or events, or earlier as provided elsewhere in these rules
i.   the Expiration Date
ii.  the Option Holder being adjudicated bankrupt
iii. the tenth anniversary of the date the Option is granted.

7. TERMINATION

7.1 If the Eligible Employee is terminated for any reason, except death, Disability or Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by the Eligible Employee on the Termination Date, may be exercised by the Eligible Employee, no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.
7.2 If the Eligible Employee is terminated because of death or Disability of the Eligible Employee (or the Eligible Employee dies within three (3) months of termination when termination is for any reason other than the Eligible Employee's disability or for cause) the Option, to the extent that it is exercisable by the Eligible Employee on the Termination Date, may be exercised by the Eligible Employee (or the Eligible Employee's legal representative), no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.
7.3 If the Eligible Employee is terminated for Cause, then the Option will expire on The Eligible Employee's Termination Date, or at such later time and on such conditions as are determined by the Board.
7.4 Nothing in the rules shall confer on the Eligible Employee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate the Eligible Employee's employment or other relationship at any time, with or without Cause.


               Chain Link Technologies Ltd. Share Option Scheme

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8. VARIATION OF SHARE CAPITAL

In the event of any variation of the share capital of the CHAIN LINK TECHNOLOGIES INC by way of capitalisation or rights issue, consolidation, subdivision or reduction of capital or otherwise, the number of Shares subject to any Option and the Subscription Price for each of those Shares shall be adjusted in such manner as the Auditors confirm in writing to be fair and reasonable provided that i. the aggregate amount payable on the exercise of an Option in full is not increased
ii. the Subscription Price for a Share is not reduced below its nominal value
iii. no adjustment shall be made without the prior approval of the Board of Inland Revenue and
iv. following the adjustment the Shares continue to satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9.


9. MANNER OF EXERCISE OF OPTIONS

9.1 No Option may be exercised by an individual at any time when he is precluded by paragraph 8 of Schedule 9 from participating in the Scheme.
9.2 No Option may be exercised at any time when the shares which may be thereby acquired do not satisfy the conditions specified in paragraphs 10-14 of Schedule 9.
9.3 An Option shall be exercised by the Option Holder giving notice to the Company in writing of the number of Shares in respect of which he wishes to exercise the Option accompanied by the appropriate payment and the relevant option certificate and shall be effective on the date of its receipt by the Company.
9.4 Shares shall be allotted and issued pursuant to a notice of exercise within 30 days of the date of exercise and a definitive share certificate issued to the Option Holder in respect thereof. Save for any rights determined by reference to a date preceding the date of allotment, such Shares shall rank pari passu with the other shares of the same class in issue at the date of allotment.
9.5 When an Option is exercised only in part, the balance shall remain exercisable on the same terms as originally applied to the whole Option and a new option certificate shall be issued accordingly by the CHAIN LINK TECHNOLOGIES INC as soon as possible after the partial exercise.


10. ADMINISTRATION AND AMENDMENT

10.1 The Scheme shall be administered by the Board whose decision on all disputes shall be final.
10.2 The Board may from time to time amend these Rules provided that:
i. no amendment may materially affect an Option Holder as regards an Option granted prior to the amendment being made
ii. no amendment may be made which would make the terms on which Options may be granted materially more generous or would increase the limit specified in Rule
5.1 without the prior approval of the Company in general meeting and iii. no amendment shall have effect until approved by the Board of Inland Revenue.
10.3 The cost of establishing and operating the Scheme shall be borne by the Participating Companies in such proportions as the Board shall determine.
10.4 The Board may establish a committee consisting of not less than three Board members to whom any or all of its powers in relation to the Scheme may be delegated. The Board may at any time dissolve the Committee, alter its constitution or direct the manner in which it shall act.
10.5 Any notice or other communication under or in connection with the Scheme may be given by the Company either personally or by post to the secretary; items sent by post shall be prepaid and shall be deemed to have been received 72 hours after posting.
10.6 The CHAIN LINK TECHNOLOGIES INC shall at all times keep available sufficient authorised and unissued Shares to satisfy the exercise to the full extent still possible of all Options which have neither lapsed nor been fully exercised, taking account of any other obligations of the CHAIN LINK TECHNOLOGIES INC to issue unissued Shares.


11. WITHOLDING TAXES

Whenever Shares are to be issued in satisfaction of Options granted under this Scheme, the Company may require the Option Holder to remit to the Company an amount sufficient to satisfy any withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.


               Chain Link Technologies Ltd. Share Option Scheme

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12. PRIVILEGES OF SHARE OWNERSHIP: VOTING AND DIVIDENDS

No Option Holder will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Option Holder. After Shares are issued to the Option Holder, the Option Holder will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.


13.  TRANSFERABILITY

Options granted under this Scheme, and any interest therein, will not be transferable or assignable by the Eligible Employee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Eligible Employee an Option will be exercisable only by the Eligible Employee, and any elections with respect to an Option may be made only by the Eligible Employee.


14. NO OBLIGATION TO EMPLOY

Nothing in this Scheme or any Option granted under this Scheme will confer or be deemed to confer on any Option Holder any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Option Holder's employment or other relationship at any time, with or without Cause.


15. TAKEOVERS AND LIQUIDATIONS

15.1 If any person obtains Control of CHAIN LINK TECHNOLOGIES INC as a result of making

i. a general offer to acquire the whole of the issued share capital of CHAIN LINK TECHNOLOGIES INC which is made on a condition such that if it is satisfied the person making the offer will have Control of CHAIN LINK TECHNOLOGIES INC or

ii. a general offer to acquire all the shares in CHAIN LINK TECHNOLOGIES INC which are of the same class as the Shares then any Subsisting Option may subject to Rule 15.4 below be exercised within six months of the time when the person making the offer has obtained Control of CHAIN LINK TECHNOLOGIES INC and any condition subject to which the offer is made has been satisfied.

15.2 If under Section 425 of the Companies Act 1985 the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, any Subsisting Option may subject to Rule 15.4 below be exercised within six months of the Court sanctioning the compromise or arrangement.

15.3 If any person becomes bound or entitled to acquire shares in the Company under Section 428 to 430 of the said Act of 1985 any Subsisting Option may subject to Rule 15.4 below be exercised at any time when that person remains so bound or entitled.

15.4 If as a result of the events specified in Rules 15.1 or 15.2 a company has obtained Control of CHAIN LINK TECHNOLOGIES INC or of the Company, or if a company has become bound or entitled as mentioned in Rule 15.3, the Option Holder may, by agreement with that other company (the "Acquiring Company"), within the Appropriate Period, release each Subsisting Option (the "Old Option") for an option (the "New Option") which satisfies the conditions that it

i. is over shares in the Acquiring Company or some other company falling within paragraph (b) or paragraph (c) of Paragraph 10, Schedule 9 which satisfy the conditions specified in Paragraphs 10 to 14 inclusive of Schedule 9

ii. is a right to acquire such number of such shares as has on acquisition of the New Option an aggregate Market Value equal to the aggregate Market Value of the shares subject to the Old Option on its release

               Chain Link Technologies Ltd. Share Option Scheme

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iii. has a subscription price per share such that the aggregate price payable on the complete exercise equals the aggregate price which would have been payable on complete exercise of the Old Option and

iv. is otherwise identical in terms to the Old Option.
The New Option shall, for all other purposes of this scheme, be treated as having been acquired at the same time as the Old Option.

Where any New Options are granted pursuant to this clause 15.4, Rules 4.3, 6, 8, 9, 10.1, 10.3 to 10.6, and 15 shall, in relation to the New Options, be construed as if references to the CHAIN LINK TECHNOLOGIES INC or the Company (as appropriate) and to the Shares were references to the Acquiring Company or, as the case may be, to the other company to whose shares the New Options relate, and to the shares in that other company, but references to Participating Company shall continue to be construed as if references to the Company were references to CHAIN LINK TECHNOLOGIES INC or to CHAIN LINK TECHNOLOGIES LIMITED (as appropriate).

15.5 If the to CHAIN LINK TECHNOLOGIES INC or Company passes a resolution for voluntary winding up, any Subsisting Option may be exercised within six months of the passing of the resolution.

15.6 For the purposes of this Rule 15, other than Rule 15.4, a person shall be deemed to have obtained Control of a company if he and others acting in concert with him have together obtained Control of it.

15.7 The exercise of an Option pursuant to the preceding provisions of this Rule 15 shall be subject to the provisions of Rule 9 above.

15.8 Where in accordance with Rule 15.4 Subsisting Options are released and New Options granted the New Options shall not be exercisable in accordance with Rule 15.1, 15.2, and 15.3 above by virtue of the event by reason of which the New Options were granted.

               Chain Link Technologies Ltd. Share Option Scheme

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MODEL LETTER OF INVITATION



ON LETTERHEAD OF CHAIN LINK TECHNOLOGIES LIMITED


NAME_________________________________
ADDRESS______________________________
_______________________________________
_______________________________________
_______________________________________
Date ___________________



Dear ___________________

THE CHAIN LINK TECHNOLOGIES LIMITED COMPANY SHARE OPTION SCHEME ("the Scheme")

The Board has decided to invite you to apply for an Option to acquire [_______________] Common Stock Shares of $0.001 each in the capital of the CHAIN LINK TECHNOLOGIES INC under the terms of the Scheme Rules.

The grant of the Option will be subject to the Rules of the Scheme, a copy of which is attached for your consideration.

The subscription price per share payable upon the exercise of the Option will be ______________________ [insert subscription price].

The First Vesting Date will be _______________________ [Insert First Vesting
Date]

The Expiration Date will be _______________________ [Insert Expiration Date]

If you wish to accept this invitation, as to all or part of the shares specified, please complete the attached application form and send it to the Company so as to arrive by NOT LATER THAN _______________[insert date required by the Scheme Rules].

Yours sincerely

 ...........................
Name_______________________

 ...........................
Name_______________________

 ...........................
Name_______________________
[signed by the Directors of CHAIN LINK TECHNOLOGIES LIMITED]

and

Agreed by a duly authorised representative of the CHAIN LINK TECHNOLOGIES INC


 ...........................
Name_______________________
[signed by a duly authorised representative of the CHAIN LINK TECHNOLOGIES INC]

               Chain Link Technologies Ltd. Share Option Scheme

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MODEL APPLICATION FORM



               _______________________________  Home address of
               _______________________________  eligible employee
               _______________________________
               _______________________________
               _______________________________



Date _____________________



To: The Directors,
THE CHAIN LINK TECHNOLOGIES LIMITED

________________________________Address of
________________________________CHAIN LINK TECHNOLOGIES LIMITED
_______________________________
_______________________________
_______________________________



Dear Sirs

THE CHAIN LINK TECHNOLOGIES LIMITED COMPANY SHARE OPTION SCHEME

With reference to your letter of [_____________] I hereby apply for the grant of an Option under the above Scheme to subscribe for [_____________*] Common Stock Shares of $0.001 each in the capital of the CHAIN LINK TECHNOLOGIES INC at a subscription price of [________________ insert subscription price].

If my application is accepted I agree to comply with and be bound by the Rules of the Scheme and by any amendments or variations thereto.

Yours faithfully
                    Signed......................................
                                   [Eligible Employee]

          Full Name of Employee ____________________________________



 *Applications must be for no more than the number of shares specified in the
                             Letter of Invitation.

               Chain Link Technologies Ltd. Share Option Scheme

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MODEL OPTION CERTIFICATE

ON LETTERHEAD OF CHAIN LINK TECHNOLOGIES LIMITED

THE CHAIN LINK TECHNOLOGIES LIMITED
COMPANY SHARE OPTION SCHEME

OPTION CERTIFICATE

This is to certify that.............................................is the holder of an Option to acquire up to a maximum of ............ Common Stock shares of $0.001 each of CHAIN LINK TECHNOLOGIES INC at a price of
 .................per ordinary share.

This Option was granted on ..............................................under the Rules of the CHAIN LINK TECHNOLOGIES LIMITED COMPANY Share Option Scheme.

The Option is exercisable in accordance with the terms of the Scheme Rules.

The First Vesting Date is _______________________ [Insert First Vesting Date]

The Expiration Date is _______________________ [Insert Expiration Date]

If there is to be no charge to United Kingdom income tax on the exercise of an Option then, in addition to complying with the rules of the Scheme, the exercises must be . made at a time when the Scheme retains Inland Revenue approval . not earlier than 3 or later than 10 years after the Option was granted and . not earlier than 3 years following the latest previous exercise by the Eligible Employee of an Option (obtained under this or any other Option Scheme (except a savings related Share Option Scheme) approved by the Inland Revenue) which enjoyed relief from income tax.

It is not transferable, and will lapse upon the occasion of an assignment, charge, disposal or other dealing with the rights conveyed by it in any other circumstances.

In witness wherof the common seal of CHAIN LINK TECHNOLOGIES LIMITED has been hereunto affixed this ___________ day of ___________________________

In the presence of


               Signed ..........................

               Name_____________________________
                            Director



               Signed ..........................

               Name_____________________________
                           Secretary

and

Agreed by a duly authorised representative of the CHAIN LINK TECHNOLOGIES INC


 ...........................
Name_______________________
[signed by a duly authorised representative of the CHAIN LINK TECHNOLOGIES INC]

THIS CERTIFICATE IS IMPORTANT AND SHOULD BE KEPT IN A SAFE PLACE

               Chain Link Technologies Ltd. Share Option Scheme

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MODEL NOTICE OF EXERCISE OF OPTION






To: The Secretary
THE CHAIN LINK TECHNOLOGIES LIMITED

________________________________Address of
________________________________CHAIN LINK TECHNOLOGIES LIMITED
________________________________
________________________________
________________________________



From: ......................................(name in BLOCK CAPITALS)
 ............................................(ADDRESS)
 ............................................
 ............................................
 ............................................






(1) I hereby give notice to CHAIN LINK TECHNOLOGIES LIMITED that immediately upon your receipt of this certificate and the enclosed remittance I am exercising the Option, granted in the attached Option Certificate, to acquire
 .....................................Common Stock shares of $0.001 each in CHAIN
LINK TECHNOLOGIES INC at the subscription price stated of $______________

(2) I enclose herewith a cheque drawn in favour of CHAIN LINK TECHNOLOGIES INC for ..............being the amount payable in full for those shares.

(3) I UNDERSTAND THAT I MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF MY PURCHASE OR DISPOSITION OF THE SHARES. I REPRESENT: (i) THAT I HAVE CONSULTED WITH ANY TAX ADVISER THAT I DEEM ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT I AM NOT RELYING ON THE COMPANY OR ITS ADVISORS FOR ANY TAX ADVICE

(4.1) I understand and acknowledge that the Shares have not been registered with the United States SEC under the United States Securities Act and that, notwithstanding any other provision of the CHAIN LINK TECHNOLOGIES LIMITED Company Share Option Scheme to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the said Securities Act and all applicable United States state securities laws. I agree to cooperate with the Company and the CHAIN LINK TECHNOLOGIES INC to ensure compliance with such laws. The Shares are being issued under the said Securities Act pursuant to the exemption provided by United States SEC Rule 701.

(4.2) I understand and acknowledge that the CHAIN LINK TECHNOLOGIES LIMITED Company Share Option Scheme, including the Letter of Invitation, Application Form, Option Certificate and this Notice of Exercise of Option are intended to comply with Section 25102(o) of the California Corporations Code and any rules (INCLUDING COMMISSIONER RULES, IF APPLICABLE) or regulations promulgated thereunder BY THE CALIFORNIA DEPARTMENT OF CORPORATIONS (the "REGULATIONS"). Any provision of this Notice of Exercise of Option which is inconsistent with
Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF

               Chain Link Technologies Ltd. Share Option Scheme

THIS NOTICE OF EXERCISE OF OPTION, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

(5) I understand that I may not transfer any Shares unless such Shares are registered under the United States Securities Act or qualified under applicable United States state securities laws or unless, in the opinion of counsel to the Company or to CHAIN LINK TECHNOLOGIES INC , exemptions from such registration and qualification requirements are available. I understand that only the CHAIN LINK TECHNOLOGIES INC may file a registration statement with the United States SEC and that CHAIN LINK TECHNOLOGIES INC is under no obligation to do so with respect to the Shares. I have also been advised that exemptions from registration and qualification may not be available or may not permit me to transfer all or any of the Shares in the amounts or at the times proposed by me.

(5.2) In addition, I have been advised that United States SEC Rule 144 promulgated under the said Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one
(1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). I understand that Rule 144 may indefinitely restrict transfer of the Shares so long as I remain an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

(6) Market Standoff Agreement: I agree in connection with any registration of CHAIN LINK TECHNOLOGIES INC's securities that, upon the request of the Company or CHAIN LINK TECHNOLOGIES INC or the underwriters managing any public offering of the CHAIN LINK TECHNOLOGIES INC's securities, I will not sell or otherwise dispose of any Shares without the prior written consent of CHAIN LINK TECHNOLOGIES INC or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or CHAIN LINK TECHNOLOGIES INC or the underwriters may specify. I further agree to enter into any agreement reasonably required by the underwriters to implement the foregoing.




          Signed ..............................


          Date Signed__________________________


               Chain Link Technologies Ltd. Share Option Scheme